Shareholder Fees (Vanguard Short-Term Inflation-Protected Securities Index Fund Institutional)	Vanguard Short-Term Inflation-Protected Securities Vanguard Short-Term Inflation-Protected Securities Index Fund - Institutional Shares 10/1/2013 - 9/30/2014
Shareholder Fees (fees paid directly from your investment]
Sales charge (load) imposed on purchases	none
Purchase Fee	none
Sales charge (load) imposed on reinvested dividends	none
Redemption Fee	none